Handeni Gold Inc. continues to intersect significant levels of gold on their Kwandege project.

Vancouver, British Columbia, March 6, 2012 -- Handeni Gold Inc. (the "Company" or "Handeni Gold") (OTCBB: HNDI) is pleased to announce further drill results on their Kwandege project on their 800 km2 Handeni property in the United Republic of Tanzania (Fig. 1).

Thirty seven (37) drill holes (4989 m) have been drilled on the Kwandege mineralized zone (Fig. 1), completing the first phase drilling program on this project. The six (6) drill holes of which assay results are reported here brings the total number of holes on which assay results are publishable to date to 17 (this represents 54% (2672 m) of the meters drilled). A total of 8509 samples have been submitted to ALS and SGS (Mwanza), of which 3501 samples (41.0%) have been assayed.

377706/9358630
380060/9355511
1 km
L
H
H
KW1_14
KW1_13
KW1_09
KW1_08A
KW1_11
KW1_10
KW1_07
KW6_02
KW6_03
KW4_03
KW4_01
KW2_04
KW2_07
KW2_03
KW2_02
KW2_01
KW2_05
KW1_03
KW1_08
KW1_04
KW1_01
KW1_02
KW1_05
KW1_12
KW1_06
KW8_01
KW7_01
KW6_01
KW5_01
KW3_01
KW3_02
KW3_03

Fig. 1: Kwandege drill hole positions for which gold assay results are reported in this release are indicated in green, drill hole positions for previously released assay results are in red and drill holes for which assay results are pending are in black.

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As shown in Table 1 the best results for the currently released data is 1,1 g/t Au over 9 m (KW1_08) including 5,67 g/t over 1m and 1.74 g/t over 6 m (KW1_14) including 3,51 g/t over 1m.

Table 1: Assay results for 6 drill holes reported in this news release.

The best intersections to date on the Kwandege project to date were KW2_01 with 4.40 g/t over 12 meters, including 29.5 g/t over 1 m as well as 3.54 g/t over 1 m, KW1_08 with 1,1 g/t over 9 m including 5,67 g/t over 1 m, KW1_14 with 1,74 g/t over 6 m including 2,45 g/t over 2 m and 3,51 g/t over 1 m.

An important feature of the Kwandege target is the fact that low level gold values (0.5 g/t to 1 g/t) were encountered in numerous intersections in the drill holes. As indicated in Fig. 1, anomalous gold with some potentially economic intersections have been encountered in an E-W (strike) direction of 1130 meters. Data presented in this news release indicates a mineralized zone of up to 400m in an N-S direction on surface. The additional assay results as reported in this release confirm the open ended nature of the mineralization in an E-W direction as previously reported.

The drilling, sampling and quality assurance/quality control programs are overseen by a team consisting of Reyno Scheepers Pr. Sci. Nat.;Ph.D.(the Company's CEO and a Qualified Person as designated by Canadian National Instrument 43-101 "NI 43-101"), Bernard McDonald M.Sc. (Expl. Geol.; VP Exploration) and George Rwekiti (M.Sc.; Exploration Manager). SRK Consulting is externally monitoring the program.

Drill hole results are reported as received and in no preselected order. Intercepts are reported as drilling widths due to extreme folding of layers. More drilling will be needed to confirm true widths that are estimated to be approximately 80% at Kwandege. For the holes reported for this phase of the assay program sampling was conducted along 1 meter continuous intervals of the core.

Splitting of samples (core saw) is conducted on site for each project and all samples submitted with QA and QC checks (approximately in the following variable sequence): Standard, 9 Samples, Blank, 1 Sample, Duplicate, 7 Samples, Standard. External laboratory checks are also conducted. Half core samples are retained on site. Samples were assayed at the SGS Laboratory in Mwanza, Tanzania by 50g gold fire assay. Samples are also submitted to ALS Chemex, Mwanza from where a < 75µm plit of the pulverized material is sent to ALS Chemex in Johannesburg for analyses by fire assay and ICP-AES.

The technical information in this news release has been approved by Reyno Scheepers (the Company's CEO and a Qualified Person as designated by NI 43-101).

For further information please contact:

Handeni Gold Inc.
Sam Sangha, Investor Relations
(604) 642-6165

About Handeni Gold Inc.

The Company is an emerging mineral exploration company focused on exploring and developing mining opportunities in Tanzania. For more information, go to www.handenigold.com. E-mail: info@handenigold.com.

Safe Harbour Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.